UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 29, 2007

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2007, Cynthia Harriss, President, Gap North America, gave notice of her resignation from The Gap, Inc. (the “Company”). Her resignation as President, Gap North America, is effective immediately. On February 1, 2007, the Company issued a press release announcing the resignation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

On February 1, 2007, the Company issued a press release announcing the appointment of Marka Hansen as the new President, Gap North America, effective immediately. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

99.1	Press Release dated February 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: February 1, 2007	By:	/s/ Lauri M. Shanahan
Lauri M. Shanahan
Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 1, 2007